UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: June 1, 2011 – August 31, 2011

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
August 31, 2011 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 43.76%

Argentina - 10.44%
Republic of Argentina:
	ARS	2.000%	09/30/2014	$16,106,738	$3,465,686	(1)
		7.000%	10/03/2015	20,000,000	18,735,000	(2)
		7.000%	04/17/2017	7,978,587	7,004,978	(2)
		8.280%	12/31/2033	10,996,216	8,741,992	(2)
	EUR	0.000%	12/15/2035	8,299,166	1,695,860	(1)

					39,643,516

Brazil - 0.10%
Republic of Brazil		4.875%	01/22/2021	332,000	368,686

Croatia - 0.43%
Croatian Government		6.375%	03/24/2021	1,637,000	1,618,584	(3)

Ghana - 0.32%
Republic of Ghana		8.500%	10/04/2017	1,077,000	1,223,741	(4)

Iraq - 0.73%
Republic of Iraq		5.800%	01/15/2028	3,100,000	2,778,375	(4)

Malaysia - 2.01%

Malaysian Government:
	MYR	5.094%	04/30/2014	16,380,000	5,756,063
	MYR	4.012%	09/15/2017	5,500,000	1,889,876

					7,645,939

Mexico - 12.71%

Mexican Bonos:
	MXN	8.000%	06/11/2020	76,810,000	7,144,536
	MXN	6.500%	06/10/2021	40,850,000	3,420,820
	MXN	8.500%	05/31/2029	195,630,000	18,375,210
	MXN	8.500%	11/18/2038	165,420,000	14,967,129
United Mexican States:
		5.125%	01/15/2020	326,000	366,343
		5.750%	10/12/2110	4,040,000	3,989,500

					48,263,538

Philippines - 0.17%
Republic of Philippines	PHP	4.950%	01/15/2021	26,000,000	630,210

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Russia - 3.83%

Russian Federation:
		11.000%	07/24/2018	$3,041,000	$4,363,835	(2)(4)
		12.750%	06/24/2028	5,704,000	10,181,640	(2)(4)

					14,545,475

South Africa - 9.54%

Republic of South Africa:
	ZAR	8.250%	09/15/2017	70,000,000	10,427,487
		6.875%	05/27/2019	570,000	704,663
	ZAR	6.750%	03/31/2021	143,940,000	19,081,685
	ZAR	10.500%	12/21/2026	34,900,000	6,023,393

					36,237,228

Ukraine - 1.09%

Ukraine Government:
		6.875%	09/23/2015	2,000,000	2,057,500	(3)
		7.750%	09/23/2020	2,000,000	2,072,500	(2)(4)

					4,130,000

Uruguay - 0.13%
Republic of Uruguay		9.250%	05/17/2017	385,000	513,975

Venezuela - 2.26%
Republic of Venezuela		12.750%	08/23/2022	9,791,600	8,567,650	(2)(4)

TOTAL SOVEREIGN DEBT OBLIGATIONS					166,166,917

(Cost $167,783,152)

BANK LOANS - 3.88%(5)

Brazil - 0.52%
Virgolino de Oliveira - GVO Loan		5.273%	03/11/2015	2,000,000	1,982,500

Indonesia - 3.36%
PT Bumi Tranche A		0.000%	03/02/2012	7,157,442	7,085,868
PT Bumi Tranche B		0.000%	03/02/2012	5,712,558	5,655,432

					12,741,300

TOTAL BANK LOANS					14,723,800

(Cost $14,870,000)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
COMMON STOCK - 2.11%

Russia - 2.11%
Vallares PLC	GBP	0.000%		$500,000	$8,015,032	(6)

TOTAL COMMON STOCK					8,015,032

(Cost $8,089,306)

CORPORATE BONDS - 30.72%

Argentina - 0.65%
Capex SA		10.000%	03/10/2018	1,413,000	1,298,123	(3)

Empresa Distribuidora Y Comercializadora Norte:
		9.750%	10/25/2022	500,000	452,500	(4)
		9.750%	10/25/2022	511,000	462,455	(3)
Tarjeta Naranja SA		9.000%	01/28/2017	250,000	255,605	(3)

					2,468,683

Barbados - 0.40%
Columbus International, Inc.		11.500%	11/20/2014	1,439,000	1,539,730	(4)

Brazil - 2.72%
Banco Cruzeiro do Sul SA		8.875%	09/22/2020	2,372,000	2,134,800	(4)
BR Malls International Finance Ltd.		8.500%	01/21/2049	512,000	535,040	(3)
General Shopping Finance Ltd.		10.000%	11/09/2015	1,239,000	1,263,780	(3)
Hypermarcas SA		6.500%	04/20/2021	2,000,000	1,952,000	(3)
Mirabela Nickel Ltd.		8.750%	04/15/2018	297,000	277,695	(3)
NET Servicos de Comunicacao SA		7.500%	01/27/2020	508,000	593,090
Odebrecht Finance Ltd.		7.000%	04/21/2020	200,000	219,000	(4)
OGX Petroleo e Gas Participacoes SA		8.500%	06/01/2018	1,532,000	1,543,490	(3)
Petrobras International Finance Co.		5.375%	01/27/2021	257,000	276,532
Virgolino de Oliveira Finance Ltd.		10.500%	01/28/2018	1,500,000	1,528,125	(4)

					10,323,552

China - 1.68%
Country Garden Holdings Co.		11.125%	02/23/2018	750,000	749,025	(3)
Evergrande Real Estate Group Ltd.		13.000%	01/27/2015	367,000	349,567	(4)
Kaisa Group Holdings Ltd.		13.500%	04/28/2015	1,300,000	1,124,500	(4)
MIE Holdings Corp.		9.750%	05/12/2016	1,532,000	1,470,720	(3)
Texhong Textile Group Ltd.		7.625%	01/19/2016	1,000,000	855,000	(4)
West China Cement Ltd.		7.500%	01/25/2016	2,000,000	1,830,000	(3)

					6,378,812

Colombia - 0.31%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	553,568	(3)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	607,747	(3)

					1,161,315

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Dominican Republic - 0.88%

Cap Cana SA:
		10.000%	04/30/2016	$3,182,011	$1,166,710	(4)
		10.000%	04/30/2016	3,621,970	2,173,182	(4)

					3,339,892

Indonesia - 1.90%
Bakrie Telecom Pte Ltd.		11.500%	05/07/2015	1,666,000	1,382,780	(4)
BLT Finance BV		7.500%	05/15/2014	1,098,000	627,022	(4)
BSP Finance BV		10.750%	11/01/2011	1,000,000	975,000
Bumi Investment Pte Ltd.		10.750%	10/06/2017	200,000	221,000	(4)
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	32,570,000,000	4,021,725

					7,227,527

Kazakhstan - 2.30%
BTA Bank JSC		10.750%	07/01/2018	8,930,945	6,162,352	(4)(7)

KazMunayGas National Co.:		8.375%	07/02/2013	635,000	685,007	(4)
		9.125%	07/02/2018	309,000	374,276	(3)
Zhaikmunai LLP		10.500%	10/19/2015	1,521,000	1,521,000	(4)

					8,742,635

Mexico - 3.63%
America Movil SAB de CV		2.375%	09/08/2016	2,300,000	2,281,324
BBVA Bancomer SA		4.500%	03/10/2016	404,000	408,040	(4)
Cemex Espana Luxembourg		9.250%	05/12/2020	1,110,000	910,200	(4)

Cemex SAB de CV:
		5.246%	09/30/2015	3,784,000	2,904,220	(1)(3)
		9.000%	01/11/2018	1,000,000	830,000	(4)
		9.000%	01/11/2018	2,983,000	2,475,890	(3)
Geo Maquinaria		9.625%	05/02/2021	4,056,730	3,975,595	(3)

					13,785,269

Peru - 0.81%
Inkia Energy Ltd.		8.375%	04/04/2021	3,000,000	3,060,000	(3)

Russia - 1.60%
Metalloinvest Finance Ltd.		6.500%	07/21/2016	1,737,000	1,697,917	(3)
Russian Agricultural Bank OJSC Via RSHB Capital SA		7.750%	05/29/2018	3,000,000	3,431,250	(3)
VimpelCom Holdings BV		7.504%	03/01/2022	1,000,000	953,750	(3)

					6,082,917

Turkey - 0.51%
Yuksel Insaat AS		9.500%	11/10/2015	2,152,000	1,936,800	(4)

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Ukraine - 3.46%

Ferrexpo Finance PLC		7.875%	04/07/2016	$600,000	$560,250	(3)
Metinvest BV		8.750%	02/14/2018	2,268,000	2,228,310	(3)
MHP SA		10.250%	04/29/2015	710,000	720,650	(4)
Mriya Agro Holding PLC		10.950%	03/30/2016	4,291,000	4,269,545	(3)
NAK Naftogaz Ukraine		9.500%	09/30/2014	5,000,000	5,356,250	(2)

					13,135,005

United Arab Emirates - 0.56%

Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	150,000	184,769
	GBP	6.000%	02/01/2017	1,550,000	1,956,276

					2,141,045

Venezuela - 9.31%

Petroleos de Venezuela SA:
		4.900%	10/28/2014	45,131,850	33,397,569	(2)
		5.250%	04/12/2017	3,240,000	1,964,250

					35,361,819

TOTAL CORPORATE BONDS					116,685,001

(Cost $121,152,234)

CREDIT LINKED NOTES - 23.60%

Argentina - 1.22%
Cablevision SA		9.375%	02/12/2018	2,515,000	2,527,575	(8)
Endesa Costanera SA		11.304%	03/30/2012	2,115,430	2,115,430	(1)(9)

					4,643,005

Brazil - 10.62%

Nota Do Tesouro Nacional:
	BRL	0.000%	01/01/2015	26,500,000	11,569,102	(10)(11)
	BRL	10.000%	01/01/2021	4,000,000	2,299,893	(12)
	BRL	10.000%	01/01/2021	6,500,000	3,737,327	(12)
	BRL	10.000%	01/01/2021	39,600,000	22,722,722	(13)

					40,329,044

Colombia - 4.49%

Colombia CGM:
	COP	11.000%	07/24/2020	23,000,000,000	16,100,000	(12)
	COP	10.000%	07/24/2024	1,375,000,000	936,593	(12)

					17,036,593

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Indonesia - 2.98%
Republic of Indonesia:
	IDR	12.800%	06/15/2021	$60,000,000,000	$9,826,555	(9)
	IDR	8.250%	07/15/2021	4,000,000,000	519,353	(8)
	IDR	8.250%	07/15/2021	7,600,000,000	982,398	(14)

					11,328,306

Iraq - 4.29%
Republic of Iraq	JPY	2.447%	01/01/2028	1,846,816,199	16,280,540	(1)(15)

TOTAL CREDIT LINKED NOTES					89,617,488

(Cost $85,604,409)

PARTICIPATION NOTES - 3.02%
Argentina - 0.66%
Hidroelec el Chocon SA		8.061%	03/01/2015	2,500,000	2,500,000	(16)
Ukraine - 2.36%
Ukreximbank Biz Finance PLC		8.375%	04/27/2015	8,909,000	8,975,817	(2)(4)

TOTAL PARTICIPATION NOTES					11,475,817

(Cost $11,737,336)

SHORT TERM INVESTMENTS - 10.99%
Money Market Mutual Funds - 10.99%
Dreyfus Treasury Prime Institutional
(0.000% 7-Day Yield)				41,740,698	41,740,698

TOTAL SHORT TERM INVESTMENTS					41,740,698

(Cost $41,740,698)

Total Investments - 118.08%					448,424,753

(Cost $450,977,135)
Liabilities in Excess of Other Assets - (18.08)%					(68,676,655)

Net Assets - 100.00%					$379,748,098

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

ARS	Argentine Peso	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
COP	Colombian Peso	MYR	Malaysian Ringgit
EUR	Euro Currency	PHP	Philippine Peso
GBP	Great British Pound	ZAR	South African Rand
IDR	Indonesian Rupiah

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at August 31, 2011.
(2)

On August 31, 2011, securities valued at $117,853,869 were pledged as collateral for reverse repurchase agreements. The average amount of borrowings while outstanding during the period ended August 31, 2011 was $79,826,728 at a weighted average interest rate of 0.53%.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $42,406,335, which represents approximately 11.17% of net assets as of August 31, 2011.

(4)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of August 31, 2011, the aggregate market value of those securities was $65,111,523, which represents approximately 17.15% of net assets.

(5)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(6)	Non-income producing security.
(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at August 31, 2011.
(8)	The underlying security is issued by Deutsche Bank AG London.
(9)	The underlying security is issued by Credit Suisse First Boston.
(10)	Zero coupon bond reflects effective yield on the date of purchase.
(11)	The underlying security is issued by JP Morgan Chase.
(12)	The underlying security is issued by Citigroup Global Markets.
(13)	The underlying security is issued by Barclays Bank PLC.
(14)	The underlying security is issued by HSBC Bank.
(15)	The underlying security is issued by Merrill Lynch.
(16)	The underlying security is issued by Banco Itau.

Common Abbreviations:

AS - Anonim Sirket is the Turkish term for Incorporation.

BV - Besloten Vennootschap a Dutch private limited liability company.

ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.

JSC - Joint Stock Company.

LLP - Limited Liability Partnership

Ltd. - Limited.

MTN - Medium Term Note.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

Pte - private.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	52,090,554	Sale	09/02/2011	$32,712,859	$687,871
BRL	52,090,554	Purchase	09/02/2011	32,712,859	742,167
MXN	210,639,890	Sale	09/01/2011	17,070,523	979,477
RUB	354,210,928	Sale	09/20/2011	12,239,141	245,840

					$2,655,355

EUR	1,258,000	Sale	09/16/2011	$1,806,734	$(16,902)
GBP	6,301,000	Sale	09/16/2011	10,226,539	(16,083)
JPY	1,279,453,000	Sale	09/16/2011	16,711,705	(55,197)
MXN	210,639,890	Purchase	09/01/2011	17,070,523	(487,337)
RUB	354,210,928	Purchase	09/20/2011	12,239,141	(246,396)

					$(821,915)

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
August 31, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities. “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	–	Quoted and Unadjusted Prices in active markets for identical investments

Level 2	–	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$166,166,917	$–	$166,166,917
Bank Loans	–	14,723,800	–	14,723,800
Common Stocks	–	8,015,032	–	8,015,032
Corporate Bonds	–	116,685,001	–	116,685,001
Credit Linked Notes	–	89,617,488	–	92,117,488
Participation Notes	–	11,475,817	–	8,975,817
Short Term Investments	41,740,698	–	–	41,740,698
Total	$41,740,698	$406,684,055	$–	$448,424,753

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,655,355	$–	$2,655,355
Liabilities
Reverse Repurchase Agreements	–	(86,634,426)	–	(86,634,426)
Forward Foreign Currency Contracts	–	(821,915)	–	(821,915)
Swap Contracts	–	(31,280)	–	(31,280)
Total	$–	$(84,832,266)	$–	$(84,832,266)

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers into or out of Levels 1 and 2 during the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that, when combined with the value of any Preferred Shares issued by the Fund, does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower grade, higher yield bonds are subject to credit risk to a greater extent than lower yield, higher quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps entered into by the Fund as of August 31, 2011, were as follows:

Swap Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund	Termination Date	Unrealized Depreciation
Goldman Sachs	Bolivarian Republic of Venezula US922646BJ29	$(25,0000,000)	5.00%	9/20/12	$(31,280)

(g) Credit Linked Notes: The Fund may invest in Credit Linked Notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a Credit Linked Note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a Credit Linked Note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because Credit Linked Notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

(h) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Leverage Risk: The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings or the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

There were no Preferred Shares issued by the Fund as of August 31, 2011.

(j) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are subject to credit and market risks.

2. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At August 31, 2011 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Income Fund

Gross appreciation (excess of value over tax cost)	$8,185,612
Gross depreciation (excess of tax cost over value)	(10,738,083)

Net unrealized appreciation/(depreciation)	$(2,552,471)

Cost of investments for income tax purposes	$450,977,224

Item 2. Controls	and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	October 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	October 28, 2011

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	October 28, 2011